                                    [GRAPHIC]

                                                         Quarterly Report
                                                         October 31, 2002



                                   The
                                       ITALY
                                -------------------
                                     Fund Inc.      [GRAPHIC] ITA

[LOGO]

Dear Shareholder,

Enclosed herein is the report for The Italy Fund Inc. ("Fund") for the nine months ended October 31, 2002, which includes an important notice to shareholders regarding an announcement made subsequent to the period's close. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Special Notice to Shareholders

The Board of Directors ("Board") of the Fund announced on November 21, 2002, that it will recommend to shareholders of the Fund (i) that they vote to terminate and liquidate the Fund and (ii) that the proceeds of the liquidation be distributed to shareholders pro rata as promptly as practicable, during the first and second quarters of the calendar year 2003.

The Fund was organized in 1986 at a time when the Italian securities markets were less liquid and more volatile than many other major securities markets. At that time, the capitalization of the Italian markets was highly concentrated and the processing of securities transactions was less efficient than is currently the case. These and other factors created a circumstance, in our view, where a closed-end investment company organized for the purpose of investing primarily in Italian securities served a unique purpose recognized by the U.S. capital markets.

In recent years, various factors have changed, raising questions whether the Fund continues to meet the needs of investors as uniquely as it had in the past. First, the Italian securities markets have matured and more alternatives are available for investing in Italian equity securities today. In addition, largely as a result of two issuer tender offers, the distribution of substantial realized capital gains, and the Fund's continuing program to repurchase its shares, the Fund has contracted in size and now has total net assets of only approximately $35 million. While very recently the Fund's shares have traded at a relatively small discount to the Fund's net asset value ("NAV")/1/ per share, over the last 12 months, the shares have traded at an average discount in excess of 10%.


--------
1 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the Fund's shares outstanding. The NAV fluctuates with the changes in the market price of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by supply of and demand for the Fund's shares.

[LOGO]

In recognition of these and other circumstances affecting the Fund, the Board has met on several occasions to consider whether to maintain the Fund's current structure or to recommend changes to shareholders. Among the alternatives considered by the Board have been: conversion to open-end status; combination with and into an existing open-end fund; operation as an "interval" fund; commencement of another cash tender offer; and liquidation of the Fund. In addition, an investment manager otherwise unaffiliated with the Fund made a proposal to the Board to manage the Fund as a closed-end investment company.

The Board sought to evaluate the interest of shareholders by considering, among other things, the relative benefits and costs to investors of liquidation; continued operation as a closed-end fund; the uncertainties of possible new management of the portfolio; the difficulties of operating as an open-end fund; and many other matters. In considering all the alternatives, the Board was assisted by independent counsel. In weighing the benefits and drawbacks of available alternatives, the Fund's Board concluded that shareholders would receive an immediate benefit from termination and liquidation of the Fund with relatively little risk.

After a full and complete discussion, the Board approved a proposal to liquidate the Fund. In so doing, the Board specifically recognized the outstanding investment performance that Smith Barney Fund Management LLC ("SBFM")/2/ has achieved for the Fund, with the Fund having exceeded the performance of relevant independent benchmark indices designed to measure the performance of Italian equity securities. As required by the Fund's charter, the Board will solicit shareholder approval for the liquidation of the Fund at the annual shareholder meeting, which has been rescheduled for January 21, 2003.

On a separate note, the Fund announced on September 16, 2002 that R. Jay Gerken, a managing director of Salomon Smith Barney Inc., had been elected a Director and Chairman of the Board replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. Jay has been with the firm or predecessor firms for 14 years and has had responsibility for portfolio management and investment design and implementation.

--------
2 SBFM, a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc., acts as investment manager of the Fund.

[LOGO]


Performance Review/3/

The table below shows the nine-month total return of the Fund based on the Fund's October 31, 2002 NAV per share and its New York Stock Exchange ("NYSE") closing price.

                       Price
                     Per Share           Nine-Month Total Return
                     ---------           -----------------------
             $7.01 (NAV)                          0.62%
             $6.30 (NYSE)                         1.18%

During the nine-month period, the Fund did not distribute any income dividend distributions to its shareholders. However, on May 29, 2002, as previously reported, the Fund announced a long-term capital gain of $0.18 per share. The record date was June 25, 2002, the ex-date was June 21, 2002 and the payable date was June 28, 2002. The following table summarizes the Fund's performance and that of the Fund's benchmark Morgan Stanley Capital International Italy Index ("MSCI Italy")/4/ for the nine-month and one-, five- and 10-year periods ended October 31, 2002.

                     Performance of the Italy Fund Inc./5/

                            The Italy Fund Inc.
                        ---------------------------
                        Net Asset Value Market Price MSCI Italy
                        --------------- ------------ ----------
                9-month       0.62%         1.18%      (10.62)%
                1-year        5.91          9.73       (11.06)
                5-year       11.23         14.65        (0.88)
                10-year      10.80         10.01         6.87

Investment Strategy

The Fund is a closed-end, non-diversified/6/ management investment company that seeks long-term capital appreciation through investing substantially all, but not less than 80%, of the value of the Fund's net assets in Italian investments. The Fund seeks to invest in sound companies with strong growth potential, as our belief is that quality companies should thrive through economic and market climates.

--------
3 Past performance is not indicative of future results.
4 The MSCI Italy is comprised of 50 companies traded on the Milan Stock
  Exchange. Please note that an investor cannot invest directly in an index.
5 Data for fund performance is derived from Lipper, Inc. and is presented according to NAV followed by market price. Average annual total returns are based on each respective period above, as of October 31, 2002. NAV and market price calculations include reinvestment of dividends and capital gains, excluding sales charges. Lipper, Inc. is a nationally recognized, independent organization that reports on total return performance and rankings for investment products.
6 The Fund is not diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the Fund's losses from events affecting a particular issuer.

[LOGO]


Portfolio Manager Market Overview

Prudent stock selection and the Fund's relative weightings contributed to the Fund's NAV performance over the MSCI Italy (see the accompanying performance table) over the reporting period. According to the following findings, the performance of Italian stocks in general still proved to be more resilient than many other major international European stocks over the nine-month period, as the MSCI Europe Index/7/ returned negative 14.82% for the reporting period, while the MSCI Italy returned negative 10.62% (and the Fund generated a positive NAV return). The relative underweighting of technology stocks in the Italian stock market relative to many European markets was a main reason for the MSCI Italy's outperformance over many other European markets during 2002.

More recently, the performance trend of the Italian equity market - like that of many other European markets - in many respects resembled that of the U.S. market. In terms of performance during the most recent quarter, Italian equities experienced a sharp decline during the last week of August, 2002 through October 9, 2002, but the retreat was followed by an upturn during the last few weeks prior to the close of the reporting period. While stocks of larger-capitalization Italian companies have recently outperformed those of small- and medium-capitalized companies in general, our investment strategy has remained focused on small- and mid-cap holdings.

Equities in Italy continued to be relatively less expensive than those trading in European and U.S. markets on a valuation basis, according to our findings. As of the end of the reporting period, stocks in Italy were selling at approximately 5.0-times 2002 price-to-cash flow estimates; those in Europe were trading at approximately 6.7-times, and equities in the U.S. were selling at 10.0-times 2002 price-to-cash flow estimates. In terms of recent activity concerning the Fund's holdings, during the Fund's third fiscal quarter, the Fund added to its positions in Amplifon S.p.A. (a leading distributor of hearing aids) and Saeco International Group S.p.A., reduced its holdings in Fideuram S.p.A. and Bayerische Vita S.p.A., and established a new position in De'Longhi S.p.A.

Since the inception of the share repurchase plan that the Fund commenced in 1998, the Fund has repurchased 1,709,207 shares with a total cost of $25,569,434. For the recent nine-month reporting period ended October 31, 2002, the Fund has repurchased 54,300 shares of the Fund with a total cost of $343,351.

Portfolio Manager Market Outlook

We have previously informed the Fund's shareholders that many changes are transpiring in Italy. They include mandatory quarterly reporting (since January 1,


--------
7 The MSCI Europe Index is a total return index, reported in U.S. dollars, based on share prices and reinvested gross dividends of approximately 600 companies from the following 14 countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom. Please note that an investor cannot invest directly in an index.

[LOGO]

2002) and enhancing pension reform, among other considerations. Based upon recent valuations of the Italian stock markets versus European markets over the past decade, coupled with the fact that many private investors have been switching their capital from fixed-income securities into equities (which we feel may add liquidity to Italy's market), we maintain a positive viewpoint towards investing in Italy (while keeping in mind the Board's recent approval of the aforementioned proposal to liquidate the Fund).

Looking for Additional Information?

The Italy Fund Inc. is traded on the New York Stock Exchange under the symbol "ITA." Daily closing prices are available online under symbol "XITAX" and in most newspapers under the New York Stock Exchange listings. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that provide weekly net asset value per share information. In addition, the Fund issues a quarterly allocation press release that can be found on most major financial web sites.

Thank you for your investment in The Italy Fund Inc. We look forward to continuing to help you meet your investment objectives.

             Sincerely,

             /s/ R. Jay Gerken                     /s/ Mario d'Urso
             R. Jay Gerken                         Mario d'Urso
             Chairman                              President

             /s/ Rein W. van der Does
             Rein W. van der Does
             Vice President and Investment Officer

November 18, 2002

The information provided in this letter by the portfolio manager represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 7 and 8 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio manager's views are as of October 31, 2002 and are subject to change.

[LOGO]


The Italy Fund's Sectorial Structure*
--------------------------------------------------------------------------------
October 31, 2002 (unaudited)

                                    [CHART]

Appliances**                                     0%
Automotive                                       8%
Banking                                          1%
Construction                                     4%
Consumer Staples - Food                         11%
Energy Exploration                               4%
Health Equipment and Supplies                    3%
Household Durables                               4%
Insurance                                        1%
Lottery Services                                 2%
Media Group                                      6%
Miscellaneous                                    1%
Pharmaceuticals                                 13%
Short-Term Investment and Repurchase Agreement   6%
Telecommunications - Telephone                  15%
Telecommunications - Wireless                   13%
Utilities                                        8%


MSCI Italy Index Sectorial Structure
--------------------------------------------------------------------------------
October 31, 2002 (unaudited)

               [CHART]

Automotive                    1%
Banking                      20%
Consumer Products             1%
Energy/Gas                   20%
Food, Beverage and Tobacco    1%
Insurance                    13%
Media/Printing                5%
Miscellaneous                 1%
Pharmaceuticals               1%
Telecommunications           25%
Transportation                4%
Utilities                     8%


*  As a percentage of total investments.
** Represents less than 1% of total investments.

[LOGO]

The Italy Fund Inc.

Schedule of Investments
October 31, 2002 (unaudited)
--------------------------------------------------------------------------------

Shares                Security                  Value
--------------------------------------------------------

COMMON STOCK -- 93.9%
Appliances -- 0.5%
 40,000 De'Longhi S.p.A..................... $   189,754
                                             -----------
Automotive -- 7.8%
250,000 Brembo S.p.A.+......................   1,143,957
900,000 Ducati Motor Holding S.p.A.+++......   1,556,572
                                             -----------
                                               2,700,529
                                             -----------
Banking -- 1.3%
100,000 Banca Fideuram S.p.A.+..............     468,454
                                             -----------
Construction -- 4.5%
180,000 Italcementi S.p.A.+.................   1,577,919
                                             -----------
Consumer Staples - Food -- 11.1%
260,027 Autogrill S.p.A.++..................   2,335,990
550,000 Parmalat Finanziara S.p.A.+.........   1,532,853
                                             -----------
                                               3,868,843
                                             -----------
Energy Exploration -- 3.9%
250,000 Saipem S.p.A.+......................   1,349,029
                                             -----------
Healthcare Equipment and Supplies -- 2.6%
 50,000 Amplifon S.p.A......................     911,212
                                             -----------
Household Durables -- 3.5%
400,000 Saeco International Group S.p.A.++..   1,225,491
                                             -----------
Insurance -- 1.2%
159,300 Bayerische Vita S.p.A...............     418,780
                                             -----------
Lottery Services -- 2.2%
100,000 Lottomatica S.p.A.+.................     769,885
                                             -----------
Media Group -- 5.7%
150,000 Caltagirone Editore S.p.A.+.........     813,865
363,316 Gruppo Editoriale L'Espresso S.p.A.+   1,177,733
                                             -----------
                                               1,991,598
                                             -----------
Miscellaneous -- 1.1%
 42,200 ETF Group++#........................      34,710
 50,000 GranitiFiandre S.p.A................     336,022
                                             -----------
                                                 370,732
                                             -----------

See Notes to Financial Statements.

[LOGO]

The Italy Fund Inc.

Schedule of Investments
October 31, 2002 (unaudited) (continued)
--------------------------------------------------------------------------------

   Shares                          Security                         Value
----------------------------------------------------------------------------
Pharmaceuticals -- 12.8%
  200,000      Recordati S.p.A.+................................ $ 4,467,114
                                                                 -----------
Telecommunications - Telephone -- 15.0%
  990,000      Telecom Italia S.p.A. di Risp NC*................   5,214,960
                                                                 -----------
Telecommunications - Wireless -- 13.2%
  990,000      Telecom Italia Mobile S.p.A.+....................   4,588,773
                                                                 -----------
Utilities -- 7.5%
  200,000      Autostrade S.p.A.+...............................   1,650,460
  100,000      Italgas S.p.A.+..................................     972,487
                                                                 -----------
                                                                   2,622,947
                                                                 -----------
               TOTAL COMMON STOCK
               (Cost -- $22,319,549)............................  32,736,020
                                                                 -----------
----------------------------------------------------------------------------
    Face
   Amount@                         Security                         Value
----------------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 6.1%
2,141,522/EUR/ Euro Time Deposit, 3.670% due 11/7/02
               (Cost -- $2,106,187).............................   2,116,465
                                                                 -----------

REPURCHASE AGREEMENT -- 0.0%
   13,000      Merrill Lynch & Co., Inc., 1.850% due 11/1/02;
                 Proceeds at maturity -- $13,001; (Fully
                 collateralized by Federal Home Loan Mortgage
                 Corp. Discount Notes and Federal National
                 Mortgage Association Discount Notes, 0.000% due
                 1/29/03 to 4/30/03; Market value -- $13,260)
                 (Cost -- $13,000)..............................      13,000
                                                                 -----------
               TOTAL INVESTMENTS -- 100%
               (Cost -- $24,438,736**).......................... $34,865,485
                                                                 ===========

--------
+  All or a portion of this security is on loan (See Note 7).
++ Non-income producing security.
# Security is valued by the Fund's Board of Directors and is restricted as to re-sale (See Note 5).
*  Risp NC - Risparmio Non-Convertible (non-covertible savings shares).
@  Face amount denominated in U.S. dollars unless otherwise indicated.
** Aggregate cost for Federal income tax purposes is substantially the same.

  Currency abbreviation used in this schedule:
  --------------------------------------------

  EUR -- Euro.

See Notes to Financial Statements.

[LOGO]

The Italy Fund Inc.

Statement of Assets and Liabilities
October 31, 2002 (unaudited)
--------------------------------------------------------------------------------

     ASSETS:
     Investments, at value (Cost -- $24,438,736).............. $34,865,485
     Foreign currency, at value (Cost -- $151,960)............     151,960
     Cash.....................................................         770
     Collateral for securities on loan (Note 7)...............  10,174,615
     Dividends and interest receivable........................         177
                                                               -----------
     Total Assets.............................................  45,193,007
                                                               -----------

     LIABILITIES:
     Payable for securities on loan (Note 7)..................  10,174,615
     Payable for securities purchased.........................      81,918
     Management fee payable...................................      23,929
     Accrued expenses.........................................      93,462
                                                               -----------
     Total Liabilities........................................  10,373,924
                                                               -----------
     Total Net Assets......................................... $34,819,083
                                                               ===========

     NET ASSETS:
     Par value of capital shares.............................. $    49,651
     Capital paid in excess of par value......................  24,030,269
     Undistributed net investment income......................     724,662
     Accumulated net realized loss from security transactions.    (412,248)
     Net unrealized appreciation of investments...............  10,426,749
                                                               -----------

     Total Net Assets
     (Equivalent to $7.01 a share on 4,965,086 shares of $0.01
       par value outstanding; 20,000,000 shares authorized)... $34,819,083
                                                               ===========

See Notes to Financial Statements.

[LOGO]

The Italy Fund Inc.

Statement of Operations
For the Nine Months Ended October 31, 2002 (unaudited)
--------------------------------------------------------------------------------

     INVESTMENT INCOME:
     Dividends................................................. $  980,921
     Interest..................................................    159,583
     Less: Foreign withholding tax.............................   (124,638)
                                                                ----------
     Total Investment Income...................................  1,015,866
                                                                ----------

     EXPENSES:
     Management fee (Note 2)...................................    207,271
     Audit and legal...........................................     68,479
     Administration fee (Note 2)...............................     55,272
     Shareholder communications................................     42,947
     Directors' fees...........................................     40,769
     Custody...................................................     26,917
     Shareholder and system servicing fees.....................     23,956
     Listing fees..............................................     17,697
     Other.....................................................      6,763
                                                                ----------
     Total Expenses............................................    490,071
                                                                ----------
     Net Investment Income.....................................    525,795
                                                                ----------

     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     AND FOREIGN CURRENCIES (NOTE 3):
     Realized Gain (Loss) From:
      Security transactions (excluding short-term securities)..   (412,034)
      Foreign currency transactions............................    255,212
                                                                ----------
     Net Realized Loss.........................................   (156,822)
                                                                ----------
     Change in Net Unrealized Appreciation (Depreciation) From:
      Security transactions....................................   (239,724)
      Foreign currency transactions............................     56,657
                                                                ----------
     Decrease in Net Unrealized Appreciation...................   (183,067)
                                                                ----------
     Net Loss on Investments and Foreign Currencies............   (339,889)
                                                                ----------
     Increase in Net Assets From Operations.................... $  185,906
                                                                ==========

See Notes to Financial Statements.

[LOGO]

The Italy Fund Inc.

Statements of Changes in Net Assets
For the Nine Months Ended October 31, 2002 (unaudited)
and the Year Ended January 31, 2002
--------------------------------------------------------------------------------

                                                                    October 31   January 31
                                                                   -----------  ------------
OPERATIONS:
Net investment income............................................. $   525,795  $    218,140
Net realized gain (loss)..........................................    (156,822)    5,063,588
Decrease in net unrealized appreciation...........................    (183,067)  (28,909,784)
                                                                   -----------  ------------
Increase (Decrease) in Net Assets From Operations.................     185,906   (23,628,056)
                                                                   -----------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains................................................    (890,049)  (12,849,235)
                                                                   -----------  ------------
Decrease in Net Assets From Distributions to Shareholders.........    (890,049)  (12,849,235)
                                                                   -----------  ------------

FUND SHARE TRANSACTIONS (NOTE 8):
Treasury stock acquired...........................................    (343,351)   (1,098,925)
Tender offer......................................................     (17,061)  (13,523,743)
                                                                   -----------  ------------
Decrease in Net Assets From Fund Share Transactions...............    (360,412)  (14,622,668)
                                                                   -----------  ------------
Decrease in Net Assets............................................  (1,064,555)  (51,099,959)

NET ASSETS:
Beginning of period...............................................  35,883,638    86,983,597
                                                                   -----------  ------------
End of period*.................................................... $34,819,083  $ 35,883,638
                                                                   ===========  ============
* Includes undistributed net investment income of:................    $724,662            --
                                                                   ===========  ============
* Includes accumulated net investment loss of:....................          --      $(56,345)
                                                                   ===========  ============

See Notes to Financial Statements.

[LOGO]

The Italy Fund Inc.

Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Italy Fund Inc. ("Fund"), a Maryland corporation, is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price in the primary exchange on which they are traded; securities for which no sales price was reported on that date are valued at the mean between the bid and asked price. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities. If bid and asked quotations are not available, then over-the-counter securities will be valued as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f ) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At January 31, 2002, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $236,661 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were

[LOGO]

The Italy Fund Inc.

Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

2. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Fund. The Fund pays SBFM a fee calculated at an annual rate of 0.95% of the average daily net assets for all management and administrative services. This fee is calculated daily and paid monthly.

All officers (except one) and one Director of the Fund are employees of Citigroup or its affiliates.

For the nine months ended October 31, 2002, Salomon Smith Barney Inc. did not receive any brokerage commissions.

3. Investments

During the nine months ended October 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases................................................... $5,431,151
                                                             ==========
Sales....................................................... $6,129,288
                                                             ==========

At October 31, 2002, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation............................... $12,221,950
Gross unrealized depreciation...............................  (1,795,201)
                                                             -----------
Net unrealized appreciation................................. $10,426,749
                                                             ===========

[LOGO]

The Italy Fund Inc.

Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of ) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Securities Valued by the Fund's Board of Directors

One of the Fund's investments is valued at the direction of the Fund's Board of Directors; this security is restricted as to resale and has been valued in good faith, taking into consideration the appropriate economic, financial and other pertinent available information pertaining to the restricted security. The table below shows the security valued by the Fund's Board of Directors:

          Number of Acquisition  10/31/02  Value Per Percentage of
Security   Shares      Date     Fair Value   Unit     Net Assets     Cost
--------  --------- ----------- ---------- --------- ------------- --------
ETF Group  42,200     3/13/00    $34,710     $0.82       0.10%     $297,774

6. Concentration of Risk

Because the Fund concentrates its investments in securities issued by Italian corporations, its portfolio may be subject to special risks and considerations not typically associated with investing in a broader range of securities, including foreign currency risk. In addition, the Fund is more susceptible to factors adversely affecting the Italian economy than a fund not concentrated in these issuers to the same extent.

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

[LOGO]

The Italy Fund Inc.

Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------


At October 31, 2002, the Fund had loaned common stocks which were collateralized by cash. The market value for the securities on loan for the Fund was $9,638,816. The Fund invested the cash collateral amounting to $10,174,615 into the State Street Navigator Securities Lending Trust Prime Portfolio.

Income earned by the Fund from securities lending for the nine months ended October 31, 2002 was $122,836.

8. Capital Stock

At October 31, 2002, the Fund had authority to issue 20,000,000 shares of common stock with a par value of $0.01 per share.

On October 27, 1998, the Fund commenced a share repurchase plan. Since the inception of the share repurchase plan, the Fund has repurchased 1,709,207 shares with a total cost of $25,569,434. For the nine months ended October 31, 2002, the Fund has repurchased 54,300 shares with a total cost of $343,351.

In addition, for the year ended January 31, 2001, the Fund repurchased 2,012,879 shares through a tender offer, which terminated on September 5, 2000, amounting to $40,417,863, which included expenses of $99,897, paid during the year ended January 31, 2001. During the year ended January 31, 2002, the Fund paid additional expenses of $75,375 associated with the tender offer which terminated on September 5, 2000.

For the year ended January 31, 2002, the Fund repurchased 1,691,573 shares through a tender offer, which terminated on July 19, 2001, amounting to $13,448,368, which included expenses of $51,108, paid during the year ended January 31, 2002.

During the nine months ended October 31, 2002, the Fund paid additional expenses of $17,061 associated with the tender offer which terminated on July 19, 2001.

9. Subsequent Event

On November 21, 2002, the Board of Directors of the Fund approved the proposed liquidation of the Fund. This recommendation will be subject to shareholder approval, which will be solicited during the first and second quarters of 2003.

[LOGO]

The Italy Fund Inc.

Financial Highlights
--------------------------------------------------------------------------------

Set forth below is per share operating performance data for a share of common stock outstanding throughout each year ended January 31, unless otherwise noted. Total return and ratios to average net assets are also provided. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                  2002/(1)(2)/ 2002/(2)/ 2001/(2)/   2000      1999      1998
------------------------------------------------------------------------------------------------
Net Asset Value,                      $7.15     $12.73    $19.24     $18.09    $14.49    $11.94
 Beginning of Period.............   -------    -------   -------   --------  --------  --------
Income (Loss) From Operations:
  Net investment income..........      0.11       0.04      0.11       0.12      0.17      0.07
  Net realized and unrealized         (0.07)     (3.63)     1.36       3.94      3.82      2.50
   gain (loss)...................   -------    -------   -------   --------  --------  --------
Total Income (Loss) From               0.04      (3.59)     1.47       4.06      3.99      2.57
 Operations......................   -------    -------   -------   --------  --------  --------
Gain From Repurchase of                0.00*      0.02      0.16       0.27      0.07        --
 Treasury Stock..................   -------    -------   -------   --------  --------  --------
Gain From Tender Offer (3).......        --       0.13      0.12         --        --        --
                                    -------    -------   -------   --------  --------  --------
Loss From Stock Dividend (4).....        --         --     (0.28)        --        --        --
                                    -------    -------   -------   --------  --------  --------
Less Distributions From:
  Net investment income..........        --         --     (0.24)     (0.24)    (0.20)    (0.02)
  Net realized gains.............     (0.18)     (2.14)    (7.74)     (2.94)    (0.26)       --
                                    -------    -------   -------   --------  --------  --------
Total Distributions..............     (0.18)     (2.14)    (7.98)     (3.18)    (0.46)    (0.02)
                                    -------    -------   -------   --------  --------  --------
Net Asset Value, End of Period...     $7.01     $ 7.15    $12.73     $19.24    $18.09    $14.49
                                    =======      ======= =======   ========  ========  ========
Market Value, End of Period......     $6.30     $ 6.39    $11.45    $16.688   $14.938   $12.125
                                    =======    =======   =======   ========  ========  ========
Total Return,                          1.18%++  (27.04)%   21.90%     35.61%    26.96%    21.53%
 Based on Market Value (5).......   =======    =======   =======   ========  ========  ========
Total Return,                          0.62%++  (26.57)%   17.55%     29.10%    28.66%    21.59%
 Based on Net Asset Value (5)....   =======    =======   =======   ========  ========  ========
Net Assets, End of Period (000's)   $34,819    $35,884   $86,984   $160,731  $167,682  $137,712
                                    =======    =======   =======   ========  ========  ========
Ratios to Average Net Assets:
 Net investment income...........      1.90%+     0.41%     0.56%      0.68%     0.58%     0.61%
 Expenses........................      1.77+      1.84      1.32       1.23      1.22      1.29
Portfolio Turnover Rate..........        15%        82%       29%        28%       22%       16%

--------
(1) For the nine months ended October 31, 2002 (unaudited).
(2) Per share amounts have been calculated using the average shares method.
(3) Calculated based on ending shares outstanding at the date of tender offers, July 19, 2001 and September 5, 2000, respectively.
(4) Calculated based on ending shares outstanding at the date of stock dividend distribution, December 29, 2000.
(5) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

[LOGO]

The Italy Fund Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)
--------------------------------------------------------------------------------


Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan ("Plan"), a shareholder of the Fund whose shares are registered in his own name will automatically be a participant in the Plan and will have all distributions automatically reinvested in additional shares of the Fund by PFPC Global Fund Services ("PFPC"), as dividend-paying agent under the Plan, unless the shareholder informs PFPC that he elects to receive distributions in cash. Distributions with respect to shares registered in the name of a broker-dealer or nominee ("Nominee"), which holds shares for others (that is, in "street name"), may be reinvested by the Nominee in additional shares under the Plan, but only if the service is provided by the Nominee and the Nominee makes an election on behalf of the shareholder to participate in the Plan. Investors who own Fund shares registered in street name should consult their Nominee for details regarding reinvestment. Shareholders who do not participate in the Plan will receive all distributions in cash paid in dollars by check mailed directly to the shareholder by PFPC as dividend paying agent.

The number of shares of common stock participants in the Plan receive in lieu of a cash dividend is determined in the following manner. Whenever the market price of Fund shares is equal to or exceeds the net asset value of Fund shares at the time such shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at the greater of (i) net asset value per share or
(ii) 95% of the then current market value. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash, PFPC will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, as soon as practicable after the record date for the dividend or distribution, until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts is based on the average per share purchase price of Fund shares so purchased, including brokerage commissions. Additionally, if the market price exceeds the net asset value of Fund shares before PFPC has completed its purchases, PFPC is permitted to cease purchasing shares and the Fund may issue the remaining shares at the greater of (a) net asset value or
(b) 95% of the then current market price.

Participants in the Plan have the option of making additional semi-annual cash payments to PFPC in any amount from $100 to $3,000 for investment in Fund shares. PFPC uses all funds so received (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about February 15 and August 15 of each year.

[LOGO]

The Italy Fund Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)
--------------------------------------------------------------------------------


Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a pro rata share of brokerage commissions incurred with respect to PFPC's open market purchases of Fund shares in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan is treated for federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

A shareholder may terminate participation in the Plan at any time by notifying PFPC in writing. A termination will be effective immediately if notice is received by PFPC no less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, PFPC will either (i) issue certificates for the shares credited to a shareholder's Plan account together with a check representing any fractional shares or (ii) sell such shares in the market.

Information concerning the Plan may be obtained from PFPC Global Fund Services at 1-800-331-1710.

                             --------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

[LOGO]

The Italy Fund Inc.
--------------------------------------------------------------------------------


INVESTMENT MANAGER AND ADMINISTRATOR

Smith Barney Fund Management LLC
399 Park Avenue
New York, New York 10022

DIRECTORS

R. Jay Gerken
Phillip Goldstein
Glenn Goodstein
Dr. Paul Hardin
George M. Pavia

Alessandro C. di Montezemolo, Emeritus

OFFICERS

R. Jay Gerken
Chairman and Chief Executive Officer

Mario d'Urso
President

Lewis E. Daidone
Senior Vice President and Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer and Treasurer

Rein W. van der Does
Vice President and Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

           ---------------------------------------------------------

       This report is intended only for the shareholders of The Italy Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

           ---------------------------------------------------------

           ---------------------------------------------------------

       Comparisons between changes in the Fund's net asset value per share and changes in the Morgan Stanley Capital International Italy Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the Euro/Dollar exchange rate.

           ---------------------------------------------------------

                              The Italy Fund Inc.

                               125 Broad Street
                               10th Floor, MF-2
                           New York, New York 10004

                                 FD01045 12/02
                                    02-4129